SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 9, 2008

RUDDICK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	1-6905	56-0905940
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina 28202
(Address of principal executive offices, including zip code)

(704) 372-5404
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

See disclosure under Item 5.02 of this Current Report on Form 8-K.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 9, 2008, Ruddick Corporation (the “Registrant”) entered into amendments to the Ruddick Supplemental Executive Retirement Plan (the “SERP”), the Ruddick Corporation Flexible Deferral Plan (the “Deferral Plan”) and the Ruddick Corporation Director Deferred Plan (the “Director Plan”). Copies of the SERP, the Deferral Plan and the Director Plan, as amended, are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Report and are incorporated herein by reference. The following is a summary of the material changes to the SERP, the Deferral Plan and the Director Plan and is qualified in its entirety by reference to the full terms of the plans, which are attached hereto.

The SERP, the Deferral Plan and the Director Plan were primarily amended to make changes to the plans to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. For the SERP and the Deferral Plan the amendments included changing the definition of a “change in control” to satisfy the requirements of Section 409A, to delay distributions under the plans to comply with the 6 month distribution delay rule under Section 409A, and to limit distributions to participants under the plans in accordance with the provisions of Section 409A. Further, the Deferral Plan and the SERP were amended to conform certain provisions of those plans with those of the Registrant’s other plans.

The Director Plan was amended to clarify the circumstance in which benefit payments can be accelerated upon termination of the plan in accordance with the final Section 409A regulations, and to address other circumstances when benefit payments may be accelerated.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is furnished herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Ruddick Supplemental Executive Retirement Plan, as amended and restated.

10.2	Ruddick Corporation Flexible Deferral Plan, as amended and restated.

10.3	Ruddick Corporation Director Deferred Plan, as amended and restated.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDDICK CORPORATION

By:	/s/ John B. Woodlief
John B. Woodlief
Vice President - Finance and Chief Financial Officer

Dated: December 11, 2008

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Ruddick Supplemental Executive Retirement Plan, as amended and restated.

10.2	Ruddick Corporation Flexible Deferral Plan, as amended and restated.

10.3	Ruddick Corporation Director Deferred Plan, as amended and restated.